THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN FOR
                             OFFICERS, DIRECTORS AND
                                KEY EMPLOYEES OF
                      FIRST WASHINGTON REALTY TRUST, INC.,
                   FIRST WASHINGTON REALTY LIMITED PARTNERSHIP
                                       AND
                        FIRST WASHINGTON MANAGEMENT, INC.

     First Washington Realty Trust, Inc., a Maryland corporation (the "Company"), First Washington Realty Limited Partnership, a Maryland limited partnership (the "Partnership"), and First Washington Management, Inc., a Maryland corporation ("FWM"), adopted The 1994 Stock Option Plan for Officers, Directors and Key Employees of First Washington Realty Trust, Inc., First Washington Realty Limited Partnership and First Washington Management, Inc. (the "Plan"), effective June 24, 1994, for the benefit of their eligible employees, consultants and directors and those of their subsidiaries. The Plan consists of two plans, one for the benefit of the employees and directors of the Company and Company Subsidiaries (as defined below) and one for the employees and consultants of the Partnership, Partnership Subsidiaries (as defined below), FWM and FWM Subsidiaries (as defined below).

     In furtherance of the purposes of this Plan as set forth below, including provision for discretionary grants to Independent Directors (as defined below) and an increase to the number of shares available for issuance under the Plan, and in order to reflect amendments to applicable laws, an amendment to the Plan was adopted by a resolution of the Board (as defined below) as of March 13, 1998, effective as of such date, except as otherwise specified herein. This amendment to the Plan constitutes a complete amendment, restatement and continuation of the plan.

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for Independent Directors, officers and key Employees (as defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company, the Partnership and FWM (and their respective subsidiaries) to obtain and retain the services of Independent Directors, officers and key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

1.1. General

     Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. Wherever the masculine gender is used it shall include the feminine and neuter and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

1.2. "Award Limit" shall mean 250,000 shares of Common Stock.

1.3. "Beneficiary" shall mean the person or persons properly designated by the Optionee, including his or her spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

1.4. "Board" shall mean the Board of Directors of the Company.

1.5. "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.6. "Committee" shall mean the Compensation Committee of the Board or the full Board or another committee of the Board, appointed as provided in Section 6.1.

1.7. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

1.8. "Company" shall mean First Washington Realty Trust, Inc., a Maryland corporation.

1.9. "Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is then a Company Subsidiary.

1.10. "Company Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except with respect to Incentive Stock Options, (ii) any entity in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests; provided, however, that "Company Subsidiary" shall not include the Partnership or any Partnership

Subsidiary and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries..

1.11. "Director" shall mean a member of the Board.

1.12. "Employee" shall mean any Company Employee, FWM Employee or Partnership Employee.

1.13. "Expiration Date" shall mean the last day of the term of the Option as established in Section 4.3.

1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.15. "Fair Market Value" of a share of Common Stock as of a given date shall be
(i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's common stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; (ii) if such Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

1.16. "FWM" shall mean First Washington Management, Inc. a Maryland corporation.

1.17. "FWM Compensation Shares" shall have the meaning set forth in Section 5.5.

1.18. "FWM Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of FWM, or of any entity which is then an FWM Subsidiary; provided, however, that no such individual shall be an "FWM Employee" for purposes of granting Options if all Property Management Agreements have been terminated; and provided further, that for purposes of the Plan, "FWM Employee" shall not include any individual who is a Company Employee. For purposes of this Plan, "FWM Employee" shall also include any independent contractor or other individual engaged to perform services for FWM or for any entity which is then an FWM Subsidiary and who is designated by the Committee as an individual to whom Options shall be granted.

1.19. "FWM Optionee Purchased Shares" shall have the meaning set forth in
Section 5.5.

1.20. "FWM Purchase Price" shall have the meaning set forth in Section 5.5

1.21. "FWM Purchased Shares" shall have the meaning set forth in Section 5.5.

1.22. "FWM Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with FWM if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain (ii) any entity in which 50 percent or more of the capital or profits interests is owned, directly or indirectly, by FWM or by one or more FWM Subsidiaries or by FWM and one or more FWM Subsidiaries and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by FWM or by one or more FWM Subsidiaries or by FWM and one or more FWM Subsidiaries.

1.23. "General Partner Interest" shall mean an ownership interest in the Partnership that is a general partnership interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Agreement of Limited Partnership of First Washington Realty Limited Partnership, as amended, together with all obligations of such holder to comply with the terms and provisions of such agreement.

1.24. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

1.25. "Independent Director" shall mean a member of the Board who is not a Company Employee, an FWM Employee or a Partnership Employee.

1.26. "Non-Qualified Stock Option" shall mean an Option which is not designated an Incentive Stock Option by the Committee.

1.27. "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Partnership Employees, FWM Employees and Independent Directors shall be Non-Qualified Stock Options.

1.28. "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

1.29. "Partnership" shall mean First Washington Realty Limited Partnership, a Maryland limited partnership.

1.30. "Partnership Compensation Shares" shall have the meaning set forth in
Section 5.6.

1.31. "Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity which is then a Partnership Subsidiary; provided, however, that for purposes of the Plan, "Partnership Employee" shall not include any individual who is a Company Employee.

1.32. "Partnership Optionee Purchased Shares" shall have the meaning set forth in Section 5.6.

1.33. "Partnership Purchase Price" shall have the meaning set forth in Section 5.6.

1.34. "Partnership Purchased Shares" shall have the meaning set forth in Section 5.6.

1.35. "Partnership Subsidiary" shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries, (ii) any entity of which 50% or more of the capital or profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

1.36. "Plan" shall mean The Amended and Restated 1994 Stock Option Plan for Officers, Directors and Key Employees of First Washington Realty Trust, Inc., First Washington Realty Limited Partnership and First Washington Management, Inc., as amended from time to time.

1.37. "Property Management Agreement" shall mean any and all Property Management Agreements between the Partnership (or one of its subsidiaries or affiliates) and FWM.

1.38. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

1.39. "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which such Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.40. "Stock Ownership Limit" shall mean (i) the restrictions on ownership and transfer of Common Stock provided in Section 4.7.5 and Section 5.1 of the Company's Amended and Restated Charter; (ii) the "Aggregate Stock Ownership Limit" restrictions on ownership and transfer provided in the Company's Amended and Restated Charter, and (ii) any other restriction on ownership and transfer set forth in the Company's Amended and Restated Charter.

1.41. "Termination Of Directorship" shall mean the time when an Optionee who was an Independent Director ceases to be a director of the Company for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

1.42. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Company Subsidiary, FWM, an FWM Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason (or, with respect to FWM Employees, the termination of the engagement of the Optionee otherwise to perform services for FWM or an FWM Subsidiary), including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding
(i) a termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company, a Company Subsidiary, FWM, an FWM Subsidiary, the Partnership or a Partnership Subsidiary and (ii) at the sole discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship that does not exceed one year. With respect to FWM Employees, "Termination of Employment" shall also mean the time as of which all Property Management Agreements have terminated. The Committee, in its sole discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change in status interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership or any Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan

     (a) The shares of stock subject to Options shall be Common Stock, initially shares of the Company's common stock, par value $.01 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed 796,691; provided, however, that effective as of the date of the next succeeding annual meeting of stockholders at which the stockholders of the Company approve the increase to 1,296,691 of the number of shares available for issuance hereunder, the aggregate number of shares of Common Stock which may be issued upon exercise of such Options shall be 1,296,691. The shares of Common Stock issuable upon exercise or grant of an Option may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company.

     (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled will continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

2.2. Unexercised Options and Other Rights

     If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options which are adjusted pursuant to
Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock Option under Section 422 of the Code.

2.3. Effect of Certain Exercises

     If any shares of Common Stock issuable pursuant to any Option or other right to acquire shares of Common Stock are surrendered to the Company as payment for the exercise price of said Option or other right to acquire shares of Common Stock, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event the Company withholds shares of Common Stock pursuant to Section 7.6 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of
Section 7.6 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

3.1. Eligibility

     Subject to the Award Limit and the Stock Ownership Limit, any officer or key Employee selected by the Committee pursuant to Section 3.3(a)(i) shall be eligible to be granted an Option. Subject to the Stock Ownership Limit, each Independent Director of the Company shall be eligible to receive Options at the times and in the manner set forth in Section 3.3(d).

3.2. Qualification of Incentive Stock Options

     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code and no Incentive Stock Option shall be granted to any person who is not an employee of the Company or of an entity which constitutes a "subsidiary corporation" of the Company within Section 424(f) of the Code. Options granted under the Plan to Independent Directors do not qualify as "incentive stock options" under Section 422 of the Code.

3.3. Granting of Options

     (a) Subject to applicable limitations of this Plan, the Committee shall from time to time, in its sole discretion:

          (i) Determine which Employees are officers or key Employees and select from among them (including Employees to whom Options have previously been granted) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees;

          (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; provided, however, that any Option granted to any FWM Employee or any Partnership Employee shall be a Non-Qualified Stock Option; and

          (iv) Determine the terms and conditions of such Options provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its sole discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him or her under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code; provided, however, that prior to such modification the Committee must obtain a written consent of the Optionee relating to such modification.

     (d) Subject to the Stock Ownership Limit,

          (i) When a person is initially elected to the Board and is then an Independent Director, each such new Independent Director automatically shall be granted an Option to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of his or her election to the Board. Members of the Board who are Company Employees who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the preceding sentence. In addition, subject to stockholder approval as provided in Section 7.5, effective as of June 1, 1997, each Independent Director who was then serving as such was granted on such date an Option to purchase 4,000 shares of Common Stock at an exercise price equal to $24.00 per share.

          (ii) Subject to stockholder approval as provided in Section 7.5 and effective as of the date of such approval, the Board may, in its sole discretion, grant to each Independent Director serving as such as of the first day of the first month following each annual meeting of stockholders, an Option to purchase up to 5,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) at an exercise price per share equal to Fair Market Value on the date of grant.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

4.1. Option Agreement

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code and Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

4.2. Option Price

     The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) such price shall be no less than the par value of a share of Common Stock; (ii) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iv) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3. Option Term

     The term of an Option shall be set by the Committee in its sole discretion; provided, however, that no such term shall exceed a reasonable time period, and, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted; and provided, further, the term of each Option granted to an Independent Director shall be ten years, without variation or acceleration hereunder except as provided in Section
7.3. The last day of the term of an Option shall be such Option's Expiration
Date.

4.4. Option Vesting

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or Board, in the case of Options granted to Independent Directors) and the Committee (or Board, as applicable) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted provided, however, that the initial Options granted to Independent Directors pursuant to Section 3.3(d)(i) shall become immediately exercisable. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests.

     (b) No portion of an Option granted to an Employee which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that the

Committee may provide, either pursuant to the written Stock Option Agreement or employment agreement with respect to an Employee or by resolution after the date of grant, that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's normal retirement, or permanent and total disability, death or early retirement or otherwise (each as determined by the Committee in accordance with Company policies).

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Company Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

4.5. Exercise of Option after Termination of Employment or Directorship

     (a) Except as the Committee shall otherwise provide, an Option granted to an Employee is exercisable by an Optionee only while he or she is an Employee. The preceding notwithstanding, the Committee may determine that an Option granted to an Employee may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

          (i) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his or her death. Any such Option must be exercised within twelve (12) months after the Optionee's death and the Committee may in its sole discretion extend such period to accommodate such exercise; provided, however, an Option may not be exercised later than the Expiration Date.

          (ii) If the Optionee's employment is terminated due to the Optionee's permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option, to the extent exercisable as of the Optionee's Termination of Employment, within twelve (12) months after termination.

          (iii) If the Optionee's employment is terminated for any reason other than those set forth in subsections (i) or (ii) above, the Optionee may exercise his or her Option, to the extent exercisable as of his or her Termination of Employment, within three (3) months after Termination of Employment, unless the Employee dies within said three-month period.

          (iv) Notwithstanding (i) through (iii) above, an Option may not be exercised later than the Option's Expiration Date.

     (b) No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (i) The expiration of twelve (12) months from the date of the Optionee's death; or

          (ii) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or

          (iii) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his or her permanent and total disability, unless the Optionee dies within said three-month period.

          (iv) Notwithstanding subsections (i) through (iii) above, an Option may not be exercised later than the Option's Expiration Date.

4.6. Consideration

     In consideration of the granting of a Non-Qualified Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Company Subsidiary, FWM, an FWM Subsidiary, the Partnership or a Partnership Subsidiary (or to serve as an Independent Director of the Company) for a period of at least one year after the Non-Qualified Stock Option is granted (or until the next annual meeting of the stockholders of the Company, in the case of an Independent Director). In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Company Subsidiary for a period of at least one year after the Incentive Stock Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership or any Partnership Subsidiary or as a director of the Company.

4.7. Limitation in Terms of Option

     The Company shall not grant an Option which will, or is likely to, result in a violation of Section 5.11.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

5.1. Partial Exercise

     An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2. Time of Exercise

     Options may be exercised only on the first business day of every month.

5.3. Manner of Exercise

     All or a portion of an exercisable Option shall be deemed exercised upon

     (a) Delivery of all of the following to the Secretary of the Company or his or her office:

          (i) A written notice complying with the applicable rules established by the Committee (or Board, in the case of Options granted to Independent Directors), the Company, FWM or the Partnership stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (ii) Such representations and documents as the Committee (or Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

          (iii) In the event that the Option shall be exercised pursuant to
     Section 4.5(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (b) Full cash payment to (i) the Secretary of the Company (with respect to Options held by Company Employees or Independent Directors), (ii) the Partnership (with respect to Options held by Partnership Employees) or (iii) the Secretary of FWM (with respect to Options held by FWM Employees) for the shares with respect to which the Option, or portion thereof, is exercised. However, at the sole discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of any Option may (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof. In addition, at the sole discretion of the Committee, the terms of Options granted to Employees may
(x) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (y) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; or (z) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (x) and (y).

5.4. Transfer of Shares to a Company Employee or Independent Director

     As soon as practicable after receipt by the Company, pursuant to Section 5.3(b), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is a Company Employee or Independent Director, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

     (a) the amount of the payment made by the Optionee to the Company pursuant to Section 5.3(b), divided by

     (b) the price per share of the shares subject to the Option as determined pursuant to Section 4.2.

5.5. Transfer of Shares to an FWM Employee

     (a) As soon as practicable after receipt by FWM, pursuant to Section 5.3(b), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is an FWM Employee, with respect to each such exercise:

          (i) The Company shall sell to FWM the number of shares (the "FWM Purchased Shares") equal to (A) the amount of the payment to be made by the Optionee to FWM pursuant to Section 5.3(b) divided by (B) the price per share of the shares subject to the Option as determined pursuant to Section
     4.2. The price to be paid by FWM to the Company for the FWM Purchased Shares (the "FWM Purchase Price") shall be an amount equal to the product of (A) the number of FWM Purchased Shares multiplied by (B) the Fair Market Value of a share of Common Stock at the time of the exercise;

          (ii) FWM shall sell to the Optionee, for a cash price equal to the Fair Market Value of a share of Common Stock at the time of the exercise, the number of shares (the "FWM Optionee Purchased Shares") equal to (A) the amount of the payment to be made by the Optionee to FWM pursuant to Section 5.3(b) divided by (B) the Fair Market Value of a share of Common Stock at the time of the exercise; and

          (iii) FWM shall transfer to the Optionee at no additional cost, as additional compensation, the number of shares (the "FWM Compensation Shares") equal to the number of FWM Purchased Shares less the number of FWM Optionee Purchased Shares.

     (b) As soon as practicable after receipt of the capital contribution described in Section 5.7, the Partnership shall pay to FWM, as an additional management fee under the Property Management Agreements an amount in cash equal to the product of (A) the number of FWM Compensation Shares described in Section 5.5(a)(iii) multiplied by (B) the Fair Market Value of a share of Common Stock at the time of the exercise.

5.6. Transfer of Shares to a Partnership Employee

     As soon as practicable after receipt by the Partnership, pursuant to
Section 5.3(b), of payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee who is a Partnership Employee, with respect to each such exercise:

     (a) The Company shall sell to the Partnership the number of shares (the "Partnership Purchased Shares") equal to (A) the amount of the payment to be made by the Optionee to the Partnership pursuant to Section 5.3(b) divided by
(B) the price per share of the shares subject to the Option as determined pursuant to Section 4.2. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the "Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Partnership Purchased Shares multiplied by (B) the Fair Market Value of a share of Common Stock at the time of the exercise;

     (b) The Partnership shall sell to the Optionee, for a cash price equal to the Fair Market Value of a share of Common Stock at the time of the exercise, the number of shares (the "Partnership Optionee Purchased Shares") equal to (A) the amount of the payment to be made by the Optionee to the Partnership pursuant to Section 5.3(b) divided by (B) the Fair Market Value of a share of Common Stock at the time of the exercise; and

     (c) The Partnership shall transfer to the Optionee at no additional cost, as additional compensation, the number of shares (the "Partnership Compensation Shares") equal to the number of Partnership Purchased Shares less the number of Partnership Optionee Purchase Shares.

5.7. Transfer of Payment to the Partnership

     As soon as practicable after receipt by the Company of any of (i) the amount described in Section 5.3(b) (with respect to Options held by Company Employees), (ii) the FWM Purchase Price described in Section 5.5 (with respect to Options held by FWM Employees) or (iii) the Partnership Purchase Price described in Section 5.6 (with respect to Options held by Partnership Employees), the Company shall contribute to the Partnership an amount of cash equal to such payment and the Partnership shall issue an additional General Partner Interest to the Company with a value equal to the amount of such contribution.

5.8. Conditions to Issuance of Stock Certificates

     The Company, FWM or the Partnership shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company, FWM, or the Partnership of full payment for such shares, including payment of any applicable withholding tax.

5.9. Rights as Stockholders

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.10. Ownership and Transfer Restrictions

     Shares acquired through the exercise of an Option shall be subject to the restrictions on ownership and transfer set forth in the Company's Amended and Restated Charter. The Committee (or Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

5.11. Restrictions on Exercise of Option

     An Option is not exercisable if in the sole discretion of the Committee the exercise of such Option would likely result in any of the following:

     (a) the Optionee's ownership of Capital Stock being in violation of the Stock Ownership Limit;

     (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code; or

     (c) a transfer, at any one time, of more than 0.1% (measured in value or in number of shares, whichever is more restrictive) of the Company's total Capital Stock (as defined in the Company's Amended and Restated Charter) from the Company to FWM or the Partnership pursuant to Section 5.5(a)(i) or 5.6.(a)(i).

     Notwithstanding any other provision of this Plan, the Optionee shall have no rights under this Plan to acquire Common Stock which would otherwise be prohibited under the Company's Amended and Restated Charter.

                                   ARTICLE VI.
                                 ADMINISTRATION

6.1. Compensation Committee

     The Compensation Committee shall consist of three or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is not then an officer of the Company and each of whom is both (a) a "non-employee director" as defined by Rule 16b-3 and (b) an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

6.2. Duties and Powers of Committee

     It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options and the , and the agreements pursuant to which the Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee or . Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

6.3. Majority Rule

     The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

6.4. Compensation; Professional Assistance; Good Faith Actions

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee or Board incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Optionees, the Company, FWM, the Partnership and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option or any , and all members of the Committee and Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.5. Delegation of Authority

     The Committee may in its sole discretion delegate to the Chief Financial Officer of the Company or the Chief Executive Officer of the Company, or both, any or all of the administrative duties and authority of the Committee under this Plan, other than the authority (i) to make grants or awards under this Plan to Employees who are officers of the Company within the meaning of Rule 16(a)-1(b) of the Exchange Act or whose total compensation is required to be reported to the Company's stockholders under the Exchange Act or to Section 162(m) Participants, (ii) to determine the price, timing or amount of such grants or awards or (iii) to determine any other matter required by Rule 16b-3 or Code Section 162(m) to be determined in the sole discretion of the Committee.

6.6. No Liability

     No member of the Board or the Committee, or director, officer or employee of the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership or any Partnership Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

6.7. Indemnification

     To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the directors, officers and employees of the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership and any Partnership Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

7.1. Not Transferable

     Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that, subject to the Stock Ownership Limit, an Optionee may designate a Beneficiary to exercise his or her Option or other rights under this Plan after his or her death. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

7.2. Amendment, Suspension or Termination of this Plan

     This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Notwithstanding the foregoing, the provisions of the Plan relating to the grant of Options to Independent Directors and the terms of such Options shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the respective rules thereunder. Furthermore, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, materially modify the eligibility requirements of
Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or otherwise materially increase the benefits accruing to participants under the Plan and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Option may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) the expiration of ten years from the date the Plan was initially adopted by the Board; or

     (b) the expiration of ten years from the date the Plan was initially approved by the Company's stockholders under Section 7.5.

7.3. Changes in Common Stock or Assets of the Company

     (a) In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee (or the Board, in the case of Options granted to Independent Directors) in the number and kind of shares for the purchase of which Options may be granted including adjustments of the limitation in Section
2.1 on the maximum number and kind of shares which may be issued.

     (b) In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee (or the Board, in the case of Options granted to Independent Directors) shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in Option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

     (c) Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

     (d) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee (or the Board, in the case of Options granted to Independent Directors if the Board determines that no contravention of the requirements of Rule 16b-3(c) (2) (ii) will result) may in its sole discretion make an appropriate and equitable adjustment to the

Option exercise price to reflect such diminution.

     (e) With respect to Incentive Stock Options and Options granted to Section 162(m) Participants which are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under Section 162(m)(4)(C) of the Code, as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

7.4. Merger of the Company

     In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

     (a) At the sole discretion of the Committee (or the Board, in the case of Options granted to Independent Directors), the terms of an Option may provide that it cannot be exercised after such event.

     (b) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such event that, for a specified period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
4.4 or (ii) the provisions of such Option.

7.5. Approval of Plan by Stockholders

     (a) This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

     (b) The Plan as amended and restated herein shall be effective as of March 13, 1998; provided, however, that (i) grants to Independent Directors pursuant to last sentence of Section 3.3(d)(i) and pursuant to Section 3.3(d)(ii) and
(ii) the increase to 1,296,691 of the aggregate number of shares that may be issued hereunder shall not be effective unless and until the stockholders of the Company shall have approved such amendments.

7.6. Tax Withholding

     The Company, FWM and the Partnership shall be entitled to require payment or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to any Option. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its sole discretion allow such Optionee to elect to have the Company, FWM or the Partnership withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company, FWM or the Partnership, payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Committee (or the Board, in the case of Options granted to Independent Directors), the Optionee elects to have the Company, FWM or the Partnership withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will be equal to the Fair Market Value of such shares (less any costs or taxes associated with the sale of such shares) on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (v) the election must be made on or prior to the Tax Date (or such earlier date as may be applicable under Section 5.3, (w) the election must be irrevocable, (x) the election shall be subject to the disapproval of the Committee (or the Board, in the case of Options granted to Independent Directors), (y) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee (or the Board, in the case of Options granted to Independent Directors) may impose in an effort to secure the benefits of any regulations thereunder, and (z) any stock ownership resulting form such withholding shall not violate the Stock Ownership Limit. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

7.7. Loans

     The Committee may, in its sole discretion, extend one or more loans to Employees in connection with the exercise or receipt of outstanding Options granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

7.8. Limitations Applicable to Section 16 Persons

     Notwithstanding any other provision of this Plan, this Plan, and any Option granted to an Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.

7.9. Effect of Plan Upon Options and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership or any Partnership Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, FWM or the Partnership (a) to establish any other forms of incentives or compensation for employees and directors of the Company, any Company Subsidiary, FWM, any FWM Subsidiary, the Partnership or any Partnership Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

7.10. Compliance with Laws

     This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options and granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.11. Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

7.12. Governing Law

     This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

                                     ******

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of First Washington Realty Trust, Inc. on March 13, 1998.

     Executed on this ____ day of ___, 1998.


                                        ----------------------------------
                                        Secretary

                                      *****

     I hereby certify that the foregoing Plan was duly adopted by First Washington Realty Limited Partnership on March 13, 1998.

     Executed on this ____ day of ___, 1998.


                                        ----------------------------------
                                        Secretary

                                      *****

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of First Washington Management, Inc. on March 13, 1998.

     Executed on this ____ day of ___, 1998.


                                        ----------------------------------
                                        Secretary

                                      *****

     I hereby certify that the foregoing Plan was duly approved by the stockholders of First Washington Realty Trust, Inc. on ___________ __, 1998.

     Executed on this ____ day of ___, 1998.


                                        ----------------------------------
                                        Secretary